SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549

                             FORM 8-K/A

                         AMENDMENT NO. 1 TO
                              FORM 8-K





                           CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d)
               OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report: November 12, 1997, as amended November 17, 1997
(Date of earliest event reported): (November 3, 1997)




                             USCI, INC.
       (Exact name of registrant as specified in its charter)



Delaware                       0-22282                    13-3702647
(State or other jurisdiction (Commission               (IRS Employer
 of incorporation)            File Number)       Identification No.)



6115-A Jimmy Carter Blvd., Norcross, Georgia                   30071
(Address of principal executive offices)                  (Zip Code)



                           (770) 840-8888
         (Registrant's telephone number including area code)



    (Former name or former address if changed since last report)

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Item 5.  Other Events

The Registrant hereby incorporates by reference the press release issued on November 3, 1997, which is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits

     Exhibit 99.1   Press release of registrant dated November 3, 1997.





                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USCI, Inc.
                                     (Registrant)

                                     By   /s/ Robert J. Kostrinsky
                                        Robert J. Kostrinsky
                                        Executive Vice President

November 17, 1997